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                                                                   EXHIBIT 23.12



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the use in this registration statement on Form S-4 (File No. 333-25683) of our report dated February 20, 1997, except for Note 6, as to which the date is June 12, 1997, relating to the financial statements of Quass Broadcasting Company, and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                        McGLADREY & PULLEN, LLP



Cedar Rapids, Iowa


July 2, 1997